Exhibit 10.2

ASSIGNMENT OF MEMBERSHIP UNITS

THIS ASSIGNMENT OF MEMBERSHIP UNITS (this “Assignment”) is made as of July 25, 2023 (the “Effective Date”), by and between TXC Services, LLC (“Assignor”) and Global Technologies, Ltd (“Assignee”).

WHEREAS, Assignor and Assignee are parties to an amended and restated membership interest purchase agreement and transaction documents dated the same date of this Assignment (the “MIPA”), whereby Assignor agreed to sell and Assignee agreed to buy all of Assignor’s common membership units/interests (“Units”) in Foxx Trot Tango, LLC (the “Company”). A copy of the MIPA is attached hereto as Exhibit A; and

WHEREAS, the parties wish to effect the transfer of Assignor rights, title and interest in the Units, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignor hereby assigns to Assignee, and Assignee hereby accepts from Assignor, all of Assignor’s right, title and interest in and to the Units.

2. To induce the Assignee to enter into this Assignment and to accept this Assignment, Assignor hereby represents and warrants to Assignee that Assignor’s interest in the Unit are free and clear of all security interests, liens, adverse claims, and any other encumbrances of any nature whatsoever.

3. As the owner of the Units, Assignee assumes all obligations under the Third Amended and Restated Limited Liability Company Agreement dated the same date of this Assignment.

4. Assignor hereby agrees to execute any other documents and take any other action as may be commercially reasonable to effectuate the transactions contemplated by this Assignment.

5. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

6. This Assignment shall be governed by the laws of the State of Wyoming without the laws of any other jurisdiction.

7. This Assignment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of; or on behalf of, each party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the date first written above.

Assignor

TXC SERVICES, LLC

By:	Christopher Ferguson
Title:	Manager

Global Technologies, Ltd

By:	Frederick Kalei Cutcher, CEO

EXHIBIT A

Amended and Restated Membership Interest Purchase Agreement